INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant       |X|

Filed by a Party other than the Registrant            |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e) (2))

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                (Name of Registrant as Specified in its Charter)


                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

                           PRELIMINARY PROXY MATERIAL

                     STANDISH, AYER & WOOD INVESTMENT TRUST

--------------------------------------------------------------------------------

Standish Controlled          Standish International      Standish Short-Term Asset
  Maturity Fund                Fixed Income Fund II        Reserve Fund

Standish Fixed Income Fund   Standish International      Standish Small Cap Growth
                               Small Cap Fund Fund

Standish Global Fixed        Standish Massachusetts      Standish Small Cap Value
  Income Fund                  Intermediate Tax Exempt     Fund
                               Bond Fund

Standish High Grade Bond     Standish Opportunistic      Standish Small
  Fund                         Emerging Markets Debt       Capitalization Equity
                               Fund                        Fund

Standish Intermediate Tax    Standish Opportunistic      Standish Tax-Sensitive
  Exempt Bond Fund             High Yield Fund             Equity Fund

Standish International       Standish Select Value Fund  Standish Tax-Sensitive
  Equity Fund                                              Small Cap Equity Fund

Standish International       Standish Select Value       Standish World High Yield
  Fixed Income Fund            Asset Fund                  Fund

                                (each, a "Fund")

                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-221-4795

--------------------------------------------------------------------------------

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           To be held on July 30, 2001

--------------------------------------------------------------------------------

      A Special Meeting of Shareholders (the "Meeting") of each of the funds in the Standish, Ayer & Wood group of funds referred to above (collectively, the "Funds") will be held on Monday, July 30, 2001 at 2:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, to consider the following:

1. A proposal to approve a new investment advisory agreement between each Fund (except for those Funds listed under Proposal 2 below) and Standish Mellon Asset Management Company LLC ("Standish-Mellon"), the successor to Standish, Ayer & Wood, Inc. ("Standish"). This new agreement will take effect only if the proposed acquisition of Standish, Ayer & Wood, Inc. ("Standish"), by Mellon Financial Corporation ("Mellon") is consummated.

2. For those Funds which invest all of their investible assets in a series of the Standish, Ayer & Wood Master Portfolio (each, a "Portfolio"), a proposal to authorize each Fund listed below to approve a new investment advisory agreement between the corresponding Portfolio and Standish-Mellon. This new agreement will take effect only if the proposed acquisition of Standish by Mellon is consummated.

--------------------------------------------------------------------------------
               Fund                               Portfolio
--------------------------------------------------------------------------------
    Standish Select Value Fund         Standish Select Value Portfolio
 Standish Select Value Asset Fund      Standish Select Value Portfolio
  Standish Small Cap Growth Fund     Standish Small Cap Growth Portfolio
    Standish Fixed Income Fund         Standish Fixed Income Portfolio
  Standish World High Yield Fund     Standish World High Yield Portfolio
 Standish Short-Term Asset Reserve    Standish Short-Term Asset Reserve
               Fund                               Portfolio
 Standish Global Fixed Income Fund      Standish Global Fixed Income
                                                  Portfolio
--------------------------------------------------------------------------------

3.    To consider any other business that may properly come before the Meeting.

THE BOARD OF TRUSTEES OF THE STANDISH, AYER & WOOD INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF NEW ADVISORY AGREEMENTS ARE REQUIRED BECAUSE OF THE PROPOSED ACQUISITION OF STANDISH.

APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN ANY FUND'S OR PORTFOLIO'S ADVISORY FEE RATE.

      Shareholders of record of each Fund at the close of business on June 1, 2001 will be entitled to vote at the Meeting and at any adjournment(s). The Proxy Statement and Proxy Card are being mailed to shareholders of record on or about June __, 2001.

                                    By Order of the Board of Trustees,

                                    Richard S. Wood, President and Trustee
Boston, Massachusetts
June __, 2001

 PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU
                         EXPECT TO ATTEND THE MEETING.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

--------------------------------------------------------------------------------

Standish Controlled          Standish International      Standish Short-Term
  Maturity Fund                Fixed Income Fund II        Asset Reserve Fund

Standish Fixed Income Fund   Standish International      Standish Small Cap
                               Small Cap Fund              Growth Fund

Standish Global Fixed        Standish Massachusetts      Standish Small Cap
  Income Fund                  Intermediate Tax Exempt     Value Fund
                               Bond Fund

Standish High Grade Bond     Standish Opportunistic      Standish Small
  Fund                         Emerging Markets Debt       Capitalization
                               Fund                        Equity Fund

Standish Intermediate Tax    Standish Opportunistic      Standish Tax-Sensitive
  Exempt Bond Fund             High Yield Fund             Equity Fund

Standish International       Standish Select Value Fund  Standish Tax-Sensitive
  Equity Fund                                              Small Cap Equity Fund

Standish International       Standish Select Value       Standish World High
  Fixed Income Fund            Asset Fund                  Yield Fund


                                (each, a "Fund")

                              One Financial Center
                           Boston, Massachusetts 02111

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

      This Proxy Statement contains the information you should know before voting on the proposals summarized below.

                                  INTRODUCTION

      This Proxy Statement is being used by the Board of Trustees of Standish, Ayer & Wood Investment Trust (the "Trust") to solicit proxies to be voted at a Special Meeting of Shareholders of your Fund (the "Meeting"). Each Fund's Meeting is expected to be held at the same time at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m. (Eastern time) on Monday, July 30, 2001, and at any adjournment(s) of the Meeting to a later date, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

      This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about June __, 2001. Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders may request a copy of these reports by writing to the Standish Funds, P.O. Box 1407, Boston, Massachusetts 02205-1407, by calling 1-800-221-4795 or by visiting our web site at www.standishonline.com. The annual report for each Fund for its most recently completed fiscal year was previously mailed to shareholders.

      The Meeting is being called to consider proposals in connection with the proposed acquisition (the "Transaction") of Standish, Ayer & Wood, Inc. ("Standish") by Mellon Financial Corporation ("Mellon") by means of the merger of Standish into a newly formed wholly owned subsidiary of Mellon. Upon the closing of the Transaction, this newly formed subsidiary will be named Standish Mellon Asset Management Company LLC ("Standish-Mellon"). Standish serves as the investment adviser to each Fund which invests directly in securities and to each series of the Standish, Ayer & Wood Master Portfolio (each, a "Portfolio"). None of the Funds which invest all of their investible assets in a corresponding Portfolio in what is called the "master-feeder structure" have an investment adviser. Instead, these Funds receive investment advisory services indirectly from Standish through investing their assets in the corresponding Portfolios for which Standish serves as the investment adviser. When it is necessary in this Proxy Statement to distinguish between those Funds which invest all of their assets in a corresponding Portfolio from those Funds which invest directly in securities, the Funds in the master-feeder structure are referred to as the "Feeder Funds" and the Funds which invest their assets directly in securities are referred to as the "Non-Feeder Funds".

      If Proposals 1 and 2, regarding the approval of the new advisory agreements (as defined below), are adopted and the Transaction is consummated, Standish-Mellon will serve as the investment adviser to each Non-Feeder Fund and each Portfolio. There are a number of conditions that must be satisfied (or waived) in order for the Transaction to close, including the approval of new advisory agreements or the consent (or deemed consent) to the "assignment" of existing advisory agreements by Standish's clients (including the Funds) that represent a substantial percentage of Standish's revenues. Please see "Terms of the Reorganization Agreement" below.

      Each Fund's and each Portfolio's new advisory agreement is substantially identical to its current advisory agreement, except for the dates of execution, effectiveness and termination and for certain other immaterial changes. Your approval of the new advisory agreements will not result in any increase in any of the Funds' or the Portfolio's advisory fee rates.

      The following table summarizes each proposal to be voted on at the Meeting and the Funds whose shareholders are being solicited with respect to each proposal:


--------------------------------------------------------------------------------

                         SUMMARY OF VOTING ON PROPOSALS

--------------------------------------------------------------------------------

      Proposal                                         Affected Funds
      --------                                         --------------
      1. Approve a new advisory  agreement with each   All Non-Feeder Funds
         Non-Feeder Fund.

      2. Authorize each Feeder Fund to approve a       All Feeder Funds
         new advisory agreement with the
         corresponding Portfolio.

--------------------------------------------------------------------------------


Who is eligible to vote

      Shareholders of record of a Fund as of the close of business on June 1, 2001 (the "record date") are entitled to vote on all of that Fund's business at the Meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies will be voted according to the shareholder's instructions unless revoked before or at the Meeting. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve Proposal 1 or 2, as applicable. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

How does voting work in the master-feeder structure

      The Feeder Funds invest all of their investible assets in corresponding Portfolios, which are series of the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"). Each Feeder Fund has agreed with its corresponding Portfolio that the Feeder Fund will call a meeting of its shareholders to consider the same proposals that are being considered at a meeting of the interest holders of the Portfolio. Each Feeder Fund has further agreed to vote its interest at the meeting of interest holders of the Portfolio in the same proportion as the Feeder Fund's shareholders vote at their Meeting. Accordingly, when a Feeder Fund shareholder votes on a proposal, the shareholder is in effect instructing the Feeder Fund how to vote its interest as an interest holder of the Portfolio. Because each Portfolio's corresponding Feeder Fund(s) own nearly 100% of the interests of the Portfolio, the vote of the Feeder Fund(s) on Proposal 2 will determine whether the same proposal is approved by the interest holders of the Portfolio. The Portfolios intend to either hold joint meetings of interest holders immediately following the Meeting at which a proposal to approve a new investment advisory agreement between each Portfolio and Standish-Mellon will be considered or solicit the written consent of all of the Portfolios' interest holders approving the proposal.

Information concerning Standish, and the Trust Portfolio Trust

      Standish was established in 1933 and manages approximately $43 billion in assets for institutional and individual investors in the U.S. and abroad as of May 31, 2001. Standish is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") and serves as the adviser to each Non-Feeder Fund and to each Portfolio. Standish is headquartered in Boston, Massachusetts, and employs 126 investment professionals and 171 staff. Standish is the direct parent of three subsidiaries, Standish International Management Company, LLC ("SIMCO"), Standish Fund Distributors, L.P. ("SFD") and Standish Investments, Inc. ("SII"). SIMCO serves as the investment adviser to certain foreign clients and certain U.S. clients which invest in securities of foreign issuers. SFD serves as the principal distributor of the shares of each Fund. SII serves as the general partner of private investment funds advised by Standish.

      Standish is a wholly owned subsidiary of SAW Trust, a Massachusetts business trust. SAW Trust is owned by 37 shareholders, all of whom are employees, officers and directors of Standish. The principal executive offices of SAW Trust, Standish, SFD, SII and each Fund are at One Financial Center, Boston, Massachusetts 02111. The principal executive offices of each Portfolio are at P.O. Box 501, George Town, Grand Cayman, Cayman Island, B.W.I.

      The Trust began offering shares to the public in 1986 and is currently comprised of twenty-six separate funds, each with its own investment objectives and policies. Three of the funds, the Standish Fixed Income Asset Fund, Standish Global Fixed Income Asset Fund and the Standish World High Yield Asset Fund, do not own any assets and are not currently operating. The Portfolio Trust was established in 1996 and is currently comprised of seven separate portfolios, each with its own investment objectives and policies. Standish, or its wholly owned subsidiary SIMCO, has served as each Feeder Fund's and each Portfolio's adviser since their inception. Standish replaced SIMCO as the investment adviser to those Funds previously advised by SIMCO on October 31, 2000. The substitution of Standish for SIMCO did not result in any change in the investment personnel or portfolio managers assigned to a particular Fund.

The Transaction

      SAW Trust and its shareholders have entered into a reorganization agreement with Mellon Financial Corporation ("Mellon"), dated April 25, 2001 (the "Reorganization Agreement"), pursuant to which Standish would merge into a newly formed, wholly owned subsidiary of Mellon. Upon the closing of the Transaction, this wholly owned subsidiary of Mellon will be named Standish Mellon Asset Management Company LLC. This newly created subsidiary will be registered with the SEC as an investment adviser under the Advisers Act and will remain located at One Financial Center, Boston, Massachusetts. All three subsidiaries of Standish, SIMCO, SFD and SII, will become direct wholly owned subsidiaries of Standish-Mellon following the Transaction.

Information Concerning Mellon

      Mellon is a global financial services company and one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon has $2.8 trillion in assets under management, administration or custody, including $520 billion under management as of May 31, 2001. Mellon is the parent company of several U.S. registered investment advisers which manage mutual funds, private investment funds and separate accounts and a United Kingdom based investment adviser which manages several offshore funds, U.K. unit investment trusts and private client assets. Mellon currently employs over 2,600 people in New England and several of the U.S. registered investment advisers owned by Mellon are headquartered in Boston.

      Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. The principal executive offices of Mellon are at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

Terms of the Reorganization Agreement

      At the closing of the Transaction, Mellon will acquire all of the outstanding common stock of Standish from SAW Trust in exchange for cash consideration. The acquisition will occur by merging Standish into a wholly owned subsidiary of Mellon. The wholly owned subsidiary of Mellon will be the surviving entity and will be named Standish Mellon Asset Management Company LLC upon consummation of the Transaction. In consideration for selling all the outstanding common stock of Standish, SAW Trust will receive a portion of the merger consideration at the closing with the remainder to be paid contingent upon a combination of the amount of revenue generated by certain clients of Standish-Mellon measured on the third anniversary of the closing and the investment performance of selected Standish-Mellon investment products measured on the third, fourth and fifth anniversaries of the closing date. Messrs. Edward
H. Ladd and Richard S. Wood, Trustees and officers of the Funds and Portfolios and executive officers of Standish, will receive a portion of the merger consideration as shareholders of SAW Trust.

      In order to encourage certain members of Standish's senior leadership team and other key employees to remain with Standish-Mellon (and thus have their services continue to be available to the Funds and the other advisory clients of Standish-Mellon) following the Transaction, certain key employees of Standish, including Mr. Wood who is the president and a Trustee of each Fund and Portfolio, have entered into employment agreements with Standish in connection with, and effective upon the closing of, the Transaction. The employment agreements generally run for a period of between 2.5 and 5 years following the closing of the Transaction. Generally, all the shareholders and trustees of SAW Trust, including Messrs. Ladd and Wood, have entered into non-competition and non-solicitation agreements with Standish in connection with, and effective upon, the closing of, the Transaction. The non-competition agreements limit an employee's ability to compete against Standish-Mellon after leaving Standish-Mellon during between 2.5 and 5 years after the closing of the Transaction. The non-solicitation agreements prohibit employees for a period of two years after leaving Standish-Mellon from soliciting or hiring employees of Standish-Mellon and from soliciting the business of clients and prospective clients of Standish-Mellon. In connection with the Transaction, Standish has implemented an employee retention plan under which awards will be made to Standish employees to further promote stability of Standish's workforce. Recipients of these retention awards will receive cash payments generally beginning on the third anniversary of the closing of the Transaction based on their continued tenure with Standish-Mellon after the closing.

      The Transaction is expected to close during the third quarter of 2001, provided that a number of conditions set forth in the Reorganization Agreement are satisfied or waived. These conditions include obtaining the approval of new advisory agreements or the consents (or deemed consent) to the "assignment" of existing advisory agreements by Standish's and SIMCO's advisory clients, including the Funds, representing a substantial portion of Standish's and SIMCO's revenues, having certain employees enter into employment agreements, non-competition agreements and non-solicitation agreements with Standish-Mellon, and obtaining certain foreign and domestic regulatory and contractual approvals, consents, licenses and permits.

      After the closing of the Transaction, Standish-Mellon will operate as a wholly owned subsidiary of Mellon. The Reorganization Agreement contains certain provisions relating to the management and governance of Standish-Mellon following the Transaction. Specifically, it provides that the day-to-day management and operating control of the company will remain within Standish-Mellon and will not be centralized with Mellon as long as certain agreed upon business goals are being met. In addition, the Reorganization Agreement provides that the key investment personnel of Standish will continue to lead Standish-Mellon's investment management teams following the Transaction as long as certain performance goals are being satisfied by Standish-Mellon. The principal executive offices of Standish-Mellon will remain at One Financial Center, Boston, Massachusetts 02111.

Anticipated Benefits of the Transaction

      It is anticipated that the Transaction and Standish's affiliation with Mellon will benefit Standish-Mellon and the Funds in a number of ways, including the following:

o Standish-Mellon's expertise may be enhanced by the experience and expertise of Mellon's investment management professionals. While no change in the management of the Funds is currently planned, Standish-Mellon will be able to draw upon the expertise of Mellon's team of professionals to strengthen Standish-Mellon's portfolio management capabilities.

o While it is currently intended that Standish will remain a no-load fund family, Standish-Mellon will seek to enhance the marketing and distribution of the Funds through Mellon's extensive network of banks, brokers and financial professionals.

o The combination will provide additional opportunities for Standish-Mellon's personnel and provide the security of being part of a large, financially strong company. This development should enhance Standish-Mellon's ability to attract and retain highly qualified staff members.

o Mellon has made the growth of its asset management operations a key component of its business plans. This commitment should increase the likelihood that Standish-Mellon will continue to expand its business, attract more assets to the funds and maintain the high level of services it provides to the Funds.

      Mellon and Standish believe that the quality of services now provided by Standish to the Funds will continue after the Transaction is consummated, and that Mellon's ownership and its commitment to the investment management business may enhance the quality of those services. Shareholders should expect at least the same quality of services to which they have become accustomed.

--------------------------------------------------------------------------------

                                PROPOSALS 1 AND 2
                       APPROVAL OF NEW ADVISORY AGREEMENTS
     (each Non-Feeder Fund (Proposal 1) and each Feeder Fund (Proposal 2))

--------------------------------------------------------------------------------

Summary

      Standish or SIMCO has served as each Fund's or Portfolio's investment adviser since each Fund's inception and Standish currently serves as the investment adviser to each Fund or Portfolio previously advised by SIMCO.

      In Proposal 1, Shareholders of each Non-Feeder Fund are being asked to approve a proposed new advisory agreement with Standish-Mellon. In Proposal 2, Shareholders of each Feeder Fund are being asked to authorize their Fund to approve a proposed advisory agreement between the corresponding Portfolio and Standish-Mellon. The consummation of the Transaction will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of each Non-Feeder Fund's and each Portfolio's current advisory agreement with Standish (each, an "existing advisory agreement"). As required by the Investment Company Act, each existing advisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing advisory agreements will terminate upon the consummation of the Transaction and new advisory agreements are necessary to Standish-Mellon to manage the Non-Feeder Funds and the Portfolios.

Factors Considered by the Trustees and their Recommendation

      At a special meeting of the Boards of Trustees of the Trust and the Portfolio Trust held in-person on May 23, 2001, the Trustees, including all the Trustees who are not "interested persons" of the Funds, the Portfolios, Standish, Standish-Mellon or Mellon (the "Independent Trustees"), unanimously voted to approve a proposal to adopt the new investment advisory agreements for each Non-Feeder Fund and each Portfolio. The Trustees also unanimously voted to recommend that the shareholders of each Non-Feeder Fund approve a proposal to adopt the new investment advisory agreements with Standish-Mellon and that the shareholders of each Feeder Fund approve a proposal to adopt the new investment advisory agreements between the corresponding Portfolio and Standish-Mellon, effective upon the consummation of the Transaction. For the reasons summarized below, the Trustees concluded that approval of new investment advisory agreements resulting from the Transaction was in the best interest of shareholders. Each new advisory agreement is substantially identical to the Non-Feeder Fund's or Portfolio's existing advisory agreement, except for the dates of execution, effectiveness and termination and for certain immaterial changes.

      In evaluating the new advisory agreements at the meeting held in person on May 23, 2001, the Trustees reviewed materials furnished by Standish and Mellon, including information regarding Mellon, its affiliates and its personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Funds and their shareholders. Representatives of Standish discussed with the Trustees the anticipated effects of the Transaction and, together with representatives of

Mellon, indicated their belief that as a consequence of the Transaction, the operations of the Funds and the capabilities of Standish-Mellon to provide advisory and other services to the Funds would not be adversely affected and should be enhanced by the resources of Mellon, although there could be no assurance as to any particular benefits that may result. The Independent Trustees also met separately to consider the proposals and were advised by independent legal counsel in the process.

      The Trustees also specifically considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Standish and Mellon, as well as the qualifications of their personnel and their respective financial conditions; (2) information regarding prior acquisitions of other advisory businesses by Mellon, including an analysis of the effect of the acquisitions on each adviser's business, autonomy, performance, retention of key investment personnel and, in acquisitions where the adviser advised mutual funds, on mutual fund fees and expense ratios; (3) the possibility of benefits that may be realized by the Funds as a result of Standish-Mellon's affiliation with Mellon, including resources of Mellon that would be available to Standish-Mellon; (4) assurances from Mellon that Mellon does not intend to make any material changes to Standish-Mellon's financial, human and other resources that would impact adversely Standish-Mellon's ability to provide the same quality of investment management and other services that Standish has provided in the past; (5) the terms of the Transaction that ensure continuity of management of the Funds; (6) the terms of the new advisory agreements, which are substantially identical to those of the existing advisory agreements, except for different execution dates, effective dates, and termination dates and certain immaterial changes; (7) the commitment of SAW Trust to pay the expenses of the Funds in connection with obtaining shareholder approval with respect to the Transaction so that shareholders of the Funds would not have to bear such expenses; and (8) other factors deemed relevant by the Trustees.

      If the shareholders of a Non-Feeder Fund or a Portfolio do not approve the new advisory agreement with respect to their Fund or Portfolio and the Transaction is consummated, the Trustees of the Trust or Portfolio Trust would consider what further action to take consistent with their fiduciary duties to the Fund or Portfolio. Such actions may include obtaining for the Non-Feeder Fund or the Portfolio interim investment advisory services at cost or at the current fee rate either from Standish-Mellon or from another advisory organization. Thereafter, the Trustees would either negotiate a new advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Standish would continue to serve as investment adviser to the Non-Feeder Funds and the Portfolios pursuant to the terms of the existing advisory agreements.

Terms of  the Existing and New Advisory Agreements

      The terms of each Non-Feeder Fund's and Portfolio's new advisory agreement are substantially identical to the terms of that Fund's or Portfolio's existing advisory agreement, except for the dates of execution, effectiveness and termination and for certain immaterial changes discussed under the caption "Other Provisions under the Existing and New Advisory Agreements". The stated rates of the advisory fees payable by the Non-Feeder Funds and the Portfolios are identical under the new advisory agreements and the existing advisory agreements.

      The existing advisory agreements are substantially similar to each other except for the annual percentage rate used to calculate fees and effective dates and renewal; therefore they are discussed below collectively as the "existing advisory agreements." The following summary of the new advisory agreements is qualified by reference to the representative form of the new advisory agreement attached to this Proxy Statement as Exhibit A to this Proxy Statement. Because the new advisory agreements are substantially similar to each other, only one representative new advisory agreement for these Non-Feeder Funds and Portfolios is included as Exhibit A. The date that the existing advisory agreements were most recently submitted to shareholders for approval and the purpose for such submission is set forth in Exhibit C to this Proxy Statement. Information about Standish-Mellon, its principal executive officers and directors, its other investment company clients and its brokerage placement policies is included in Exhibits D and E to this Proxy Statement.

      Management Services. The investment advisory services to be provided by Standish-Mellon to each Non-Feeder Fund and Portfolio under the new advisory agreements are substantially identical to those provided by Standish under each Non-Feeder Fund's and Portfolio's existing advisory agreements. Pursuant to the terms of each new advisory agreement, Standish-Mellon will provide each Non-Feeder Fund and Portfolio with investment research, advice and supervision, and will continuously furnish an investment program for each Non-Feeder Fund and Portfolio consistent with the investment objectives and policies of the Fund or Portfolio. Specifically, Standish-Mellon is required to determine what investments shall be purchased, held, sold or exchanged by the Non-Feeder Fund or the Portfolio and what portion, if any, of the Non-Feeder Fund's or Portfolio's assets will be held uninvested and to make changes in the investments.

      Payment of Expenses and Transaction Charges. The new advisory agreements and the existing advisory agreements for each Feeder Fund and each Portfolio will contain identical provisions relating to the expenses to be borne by each Feeder Fund or Portfolio. Under the terms of both the existing and proposed contract, the Non-Feeder Fund or the Portfolio, as applicable, bears the expenses of its operations, including among other things, legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to shareholders or interest holders, preparation and filing of registration and financial statements, bookkeeping and share pricing expenses, fees and disbursements of the Non-Feeder Fund's or Portfolio's custodian, and interest and other like expenses properly payable by the Non-Feeder Fund or the Portfolio. The Portfolios in turn allocate their expenses to their interest holders, including the Feeder Funds. However, the costs of the Funds associated with the Transaction, including the costs associated with calling and holding the Meeting and the solicitation of proxies to be voted at the Meeting are being borne by SAW Trust and not by the Funds.

      Investment Advisory Fees. For its services, Standish-Mellon is entitled to an investment advisory fee from each Fund. The method and rate for calculating each Non-Feeder Fund's and Portfolio's investment advisory fee will be the same under each Non-Feeder Fund's and Portfolio's new advisory agreement as under its existing advisory agreement. If each new advisory agreement had been in effect for each Non-Feeder Fund's and Portfolio's most recently completed fiscal year, the amount of investment advisory fees payable to Standish-Mellon by each Non-Feeder Fund and Portfolio would have been identical to those payable under each existing investment advisory agreement to Standish-Mellon. There will be no increase in the investment advisory fee rates in connection with the Transaction.

      Each Non-Feeder Fund and Portfolio would pay Standish-Mellon a fee computed at a fixed annual percentage rate based upon the Fund's average daily net assets. The rates for calculating each Non-Feeder Fund's or Portfolio's investment advisory fee, which are the same under the existing and the new advisory agreements, are set forth in Exhibit B to this Proxy Statement. The fee would be computed daily and paid monthly.

      The aggregate amount of investment advisory fees incurred by each Non-Feeder Fund and each Portfolio for its most recently completed fiscal year, and the amount of any advisory fees waived pursuant to any voluntary expense limitation then in effect, are set forth in Exhibit C to this Proxy Statement. Following the Transaction, Standish-Mellon does not intend to reduce or eliminate any of the voluntary expense limitations currently in place for several of the Funds through the end of the Fund's next fiscal year.

Other Provisions Under the Existing and New Advisory Agreements

      Standard of Care. Under each new advisory agreement, Standish-Mellon shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the agreement or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment unless resulting from Standish-Mellon's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The existing advisory agreements include the same provisions.

      Portfolio Transactions. Each new advisory agreement expressly permits Standish-Mellon to engage in transactions of portfolio securities. For a more detailed description of Standish-Mellon's portfolio transaction policy, which is identical to Standish's current policy, see Exhibit D.

      Fee Waivers and Expense Limitations. Standish-Mellon may from time to time agree not to impose all or a portion of its fee and or limit the total operating expenses for certain Funds. Any such fee waiver or expense limitation is voluntary and may be discontinued or modified by Standish-Mellon at any time. Mellon has represented to the Trustees that Standish-Mellon will not modify or terminate any of the fee waivers or expense limitations currently in effect through the Funds' next fiscal years ending either September 30, 2002 or December 31, 2002.

      The existing advisory agreement for Standish Tax-Sensitive Equity Fund contains a provision which limits such Fund's operating expenses to the highest limit set by state securities law. The proposed advisory agreement for this Fund would be revised to eliminate this provision because state securities law expense limitations no longer apply to mutual funds. Further, the existing advisory agreements for each of Standish Global Fixed Income Portfolio, Standish Small Cap Growth Portfolio and Standish Small Capitalization Equity Fund limit the Fund's or Portfolio's total expenses to 0.65%, 1.50% and 1.50% of average daily net assets. The proposed advisory agreements for these Portfolios and Fund would be revised to clarify that the expense limit applies only to "fundwide expenses" (as defined in Rule 18f-3 under the 1940 Act) and not to any expenses determined by the Boards of Trustees to be class-specific.

Miscellaneous

      If approved by shareholders, each Non-Feeder Fund's and each Portfolio's new advisory agreement will become effective upon the consummation of the Transaction and will continue until October 31, 2002. Thereafter, each new advisory agreement will continue from year to year subject to annual approval by the Board of Trustees of the Trust or the Portfolio Trust, as applicable, in the same manner as the existing investment advisory agreement. Each Non-Feeder Fund's and Portfolio's new advisory agreement will terminate automatically if assigned (as defined in the Investment Company Act) and may be terminated without penalty by a Non-Feeder Fund or Portfolio, by vote of the applicable Board of Trustees or by a vote of a majority of the outstanding voting securities of the Non-Feeder Fund or Portfolio, each upon 60 days' written notice.

Information Concerning Standish-Mellon

      Standish, or its wholly owned subsidiary SIMCO, has served as the investment adviser to each Non-Feeder Fund or Portfolio since their respective inceptions. Standish has been registered under the Investment Advisers Act of 1940 since 1940. Standish is a wholly owned subsidiary of SAW Trust, a Massachusetts business trust. Standish and SAW Trust are located at One Financial Center, Boston, Massachusetts, 02111. All of Standish's employees are located in Boston, Massachusetts. Standish manages $43 billion in assets as of May 31, 2001, with approximately $4 billion of those assets in the Funds. The balance of the assets consist of separate accounts and private investment funds.

      Standish-Mellon has been formed to carry on the business of Standish as a wholly owned subsidiary of Mellon. It is anticipated that the day-to-day management and operating control of Standish-Mellon will remain within Standish-Mellon through a newly created Office of the Chairman. The Office of the Chairman will be established upon the consummation of the Transaction and will be comprised of Edward H. Ladd as Chairman and as many as four Vice Chairmen. Initially, the Vice Chairmen will be Richard S. Wood and Thomas P. Sorbo of Standish and Scott Powers of Mellon. Another representative of Mellon may be appointed as an additional Vice Chairman at a later date. Mr. Ladd is a Trustee and vice president of the Trust and the Portfolio Trust and is a managing director and the Chairman of the Board of Directors of Standish. Mr. Wood is the President and a Trustee of the Trust and the Portfolio Trust and is the President and a director of Standish. Mr. Sorbo is the Chief Operating Officer and a director of Standish. Mr. Powers is currently the Executive Vice President of Sales, Marketing and Product Development of Mellon Institutional Asset Management, the umbrella organization for Mellon's institutional investment subsidiaries.

      It is also anticipated that the investment personnel of Standish will continue to lead Standish-Mellon's investment management process following the Transaction. To ensure that certain key employees of Standish continue their employment with Standish-Mellon, Mellon has made it a condition to closing the Transaction that those employees enter into employment contracts with Standish-Mellon which will take effect at the closing. Standish-Mellon will also conduct its operations at Standish's current location at One Financial Center, Boston, Massachusetts 02111.

      Standish-Mellon will register with the SEC as an investment adviser under the Advisers Act. Pursuant to rules under the Advisers Act which allow a successor investment adviser to rely on the registration statement of the predecessor investment adviser for a period of time following the acquisition of the predecessor by the successor if certain conditions are met, Standish-Mellon intends to rely on Standish's registration as an investment adviser following consummation of the Transaction until Standish-Mellon's registration as an investment adviser is granted by the SEC.

Additional Information Pertaining to Standish-Mellon

      For additional information concerning the management, ownership structure, affiliations, portfolio transaction policies and certain other matters pertaining to Standish-Mellon as will be in effect upon the consummation of the Transaction, see Exhibit D.

Section 15(f) of the Investment Company Act

      Section 15(f) of the Investment Company Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, for a period of three years after the Transaction, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in the Investment Company Act) of the new or former investment adviser. Second, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

      The Boards of Trustees of the Trust and the Portfolio Trust have not been advised by Standish of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds. Moreover, Mellon has agreed in the Reorganization Agreement that (i) for a period of at least three years after the consummation of the Transaction, Mellon and its affiliates will use all commercially reasonable efforts to assure that at least 75% of each of the Trust's and the Portfolio Trust's Board of Trustees are not "interested persons" (as defined in the Investment Company Act) of Mellon or Standish, (ii) for two years after the consummation of the Transaction, Mellon and its affiliates will refrain from imposing, or seeking to impose, an unfair burden on any Fund and (iii) use all commercially reasonable efforts to ensure that all vacancies on the Boards of Trustees due to the resignation or removal of a trustee or the expiration of his or her term, who is not an "interested person", shall be filled by a person who is not an "interested person" and who has been selected and proposed for election by a majority of the Trustees who are not "interested persons." In order to satisfy the requirement that 75% of the Trust's and the Portfolio Trust's Boards of Trustees are not "interest persons", it is anticipated that Mr. Ladd will resign from the Boards. Following such resignation, 80% of each Board will be comprised of trustees who are not "interested persons".

Required Vote

      As provided under the Investment Company Act, approval of each new investment advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in these Proposals 1 and 2, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

      However, in addition to the legal requirement under the Investment Company Act, the consummation of the Transaction is conditioned on, among other things, the approval of new advisory agreements by clients of Standish and SIMCO, including the Funds, representing a substantial portion of Standish's and SIMCO's revenues.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH STANDISH-MELLON.

--------------------------------------------------------------------------------

                       INFORMATION CONCERNING THE MEETING

--------------------------------------------------------------------------------

Outstanding Shares and Quorum

      See Exhibit F to this Proxy Statement for the number of shares of beneficial interest of each Fund that are outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the Meeting. A majority of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business by that Fund.

Ownership of Shares of the Funds

      Each person that, to the knowledge of the Funds, owned of record or beneficially 5% or more of the outstanding shares of any of the Funds as of May 31, 2001 is listed in Exhibit G to this Proxy Statement.

Shareholder Proposals

      The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at the Funds' principal executive offices, One Financial Center, Boston, Massachusetts 02111, a reasonable time prior to the Trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

      Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder that has given his or her Proxy to someone has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person. All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1 described above with respect to the Non-Feeder Funds and in favor of Proposal 2 described above with respect to the Feeder Funds and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof.

      With respect to each Fund, a majority of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to either Proposal (unless otherwise noted in this Proxy Statement). In the event that, at the time any session of the Meeting for a Fund is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting with respect to that Fund to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of Proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the applicable Fund present in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

      Shares of each Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against Proposals 1 and 2. However, if a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of a Fund's shares present at the Meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

      The Meeting is scheduled as a joint meeting of the Funds' shareholders because the shareholders of each Fund are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint Proxy Statement is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting of such Fund to a time immediately after the Meeting so that such Fund's Meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each proposal relating to their Fund and, except as otherwise noted in this Proxy Statement, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal approved by the shareholders of another Fund.

Other Business

      While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of a Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of Solicitation and Expenses

      The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of a Special Meeting of Shareholders and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by SAW Trust. In addition to soliciting proxies by mail, Standish may have one or more of Standish's or the Funds' officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Standish-Mellon has retained Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. The estimated cost for MIS's proxy solicitation services are approximately $13,000. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from an officer or employee of Standish or MIS in an effort to urge them to vote.

      Persons holding shares as nominees will be reimbursed by SAW Trust, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

June __, 2001

--------------------------------------------------------------------------------

                                    EXHIBIT A

                       Form of Proposed Advisory Agreement

--------------------------------------------------------------------------------

Standish Controlled          Standish International      Standish Short-Term Asset Reserve
Maturity Fund                Fixed Income Fund II        Portfolio

Standish Fixed Income        Standish International      Standish Small Cap Growth
Portfolio                    Small Cap Fund              Portfolio

Standish Global Fixed        Standish Massachusetts      Standish Small Cap Value Fund
Income Portfolio             Intermediate Tax Exempt
                             Bond Fund

Standish High Grade Bond     Standish Opportunistic      Standish Small Capitalization
Fund                         Emerging Markets Debt Fund  Equity Fund

Standish Intermediate Tax    Standish Opportunistic      Standish Tax-Sensitive Equity Fund
Exempt Bond Fund             High Yield Fund

Standish International       Standish Select Value       Standish Tax-Sensitive Small Cap
Equity Fund                  Portfolio                   Equity Fund

Standish International                                   Standish World High Yield
Fixed Income Fund                                        Portfolio

--------------------------------------------------------------------------------

                      FORM OF INVESTMENT ADVISORY AGREEMENT


      AGREEMENT made as of this __ day of ________, 2001, between [Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts][Standish, Ayer & Wood Master Portfolio, an unincorporated trust organized under the laws of the State of New York] (the "Trust"), and Standish Mellon Asset Management Company LLC, a Delaware limited liability company (the "Adviser").

                                   WITNESSETH:

      WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the assets held by the Trustees of the Trust may be divided into separate fund/portfolios, each with its own separate investment portfolio, investment objectives, policies and purposes; and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to [Name of Fund/Portfolio] (the "Fund"/"Portfolio"), a separate fund of the Trust, and the Adviser is willing to furnish such services;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

      1. Appointment of the Adviser.

      The Trust hereby appoints the Adviser to act as investment adviser of the Fund/Portfolio for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Fund/Portfolio in any way nor shall otherwise be deemed an agent of the Fund/Portfolio.

      2. Duties of the Adviser.

      (a) The Adviser, at its expense, will furnish continuously an investment program for the Fund/Portfolio, will determine, subject to the overall supervision and review of the Trustees of the Trust, what investments shall be purchased, held, sold or exchanged by the Fund/Portfolio and what portion, if any, of the assets of the Fund/Portfolio will be held uninvested, and shall, on behalf of the Trust, make changes in the investments of the Fund/Portfolio. Subject always to the supervision of the Trustees of the Trust and to the provisions of the Trust's Agreement and Declaration of Trust and Bylaws and of the 1940 Act, the Adviser will also manage, supervise and conduct the other affairs and business of the Fund/Portfolio and matters incidental thereto. [Only for Agreements with the Portfolios: Notwithstanding the foregoing, the Adviser shall not be required to perform any such non-investment advisory services that may, in the opinion of counsel to the Trust, cause the Portfolio to be engaged in a "trade or business within the United States," as such term is defined in
Section 864 of the Internal Revenue Code of 1986, or any successor statute.] The Adviser, and any affiliates thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

      (b) [Only for Agreements with the Funds: The Adviser shall provide, without cost to the Trust, all necessary office space and the services of executive personnel for administering the affairs of the Fund.]

      (c) The Fund/Portfolio shall bear the expenses of its operations, including legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of shareholder notices and reports, typesetting and printing of [Only for Agreements with the Funds: prospectuses and statements of additional information] [Only for Agreement with the Portfolios: registration and financial statements] for regulatory purposes and for distribution to shareholders, bookkeeping and share/interest pricing expenses, fees and disbursements of the Trust's custodian, [Only for Agreements with the
Portfolios: administrator,] transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Trust.

      3. Compensation of the Adviser.

      (a) As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Trust agrees to pay to the Adviser a fee at the annual rate of [___]% [same as existing fee rate or fee rate schedule] of the Fund's/Portfolio's average daily net asset value. Such fees shall be accrued when computed and payable monthly. For purposes of calculating such fees, the Fund's/Portfolio's average daily net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Fund's/Portfolio's current prospectus and statement of additional information.

      (b) The compensation payable to the Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

      (c) [Only for Agreements with the Standish Global Fixed Income Portfolio, Standish Small Cap Growth Portfolio and Standish Small Capitalization Equity
Fund: The Adviser agrees that if total "fundwide expenses" (as defined in Rule 18f-3 under the 1940 Act) (excluding brokerage, taxes and extraordinary expenses) of the Fund/Portfolio for any fiscal year of the Fund/Portfolio exceed 0.65% for the Standish Global Fixed Income Portfolio or 1.50% for the Standish Small Cap Growth Portfolio and Standish Small Capitalization Equity Fund of the Fund's/Portfolio's average daily net assets, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.]

      4. Limitation of Liability of the Adviser.

      The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund/Portfolio in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Fund/Portfolio by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

      5. Term and Termination.

      (a) This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect until October 31, 2002 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually: (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund/Portfolio, and, in either event, (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (b) This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund/Portfolio or by the Adviser, on sixty days' written notice to the other party.

      (c) This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act.

      6. Limitation of Liability.

      The term ["Standish, Ayer & Wood Investment Trust"] ["Standish, Ayer & Wood Master Portfolio"] means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust dated [For the
Funds: August 13, 1986] [For the Portfolios: January 18, 1996], as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders/interestholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the trust property of the Trust as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and the shareholders/interestholders of the Fund/Portfolio and this Agreement has been signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders/interestholders nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in the Agreement and Declaration of Trust.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                              [________________________________________]
Attest:

________________________      By:  _____________________________________

                              Its:  ____________________________________

                              STANDISH MELLON ASSET MANAGEMENT
                              COMPANY LLC
Attest:

________________________      By:  _____________________________________

                              Its:  ____________________________________

--------------------------------------------------------------------------------

                                    EXHIBIT B

                          Investment Advisory Fee Rates

--------------------------------------------------------------------------------


                                                   Fee as a Percentage of
                                                  the Fund's Average Daily
               Fund                    Assets*           Net Assets
               ----                    ------            ----------
Standish Controlled Maturity Fund                           0.30%

Standish Fixed Income Fund**                      0.40% first $250,000,000
                                                   0.35% next $250,000,000
                                                   0.30% over 500,000,000

Standish Global Fixed Income Fund**                         0.40%

Standish High Grade Bond Fund                               0.40%

Standish Intermediate Tax Exempt                            0.40%
Bond Fund

Standish International Equity Fund                          0.80%

Standish International Fixed                                0.40%
Income Fund

Standish International Fixed                                0.40%
Income Fund II

Standish International Small Cap                            1.00%
Fund

Standish Massachusetts
Intermediate Tax Exempt Bond Fund                           0.40%

Standish Opportunistic Emerging                             0.50%
Markets Debt Fund

Standish Opportunistic High Yield                           0.40%
Fund

Standish Select Value Fund**                                0.50%

Standish Select Value Asset Fund**                          0.50%

Standish Short-Term Asset Reserve                           0.25%
Fund**

Standish Small Cap Growth Fund**                            0.80%

Standish Small Cap Value Fund                               0.80%

Standish Small Capitalization                               0.60%
Equity Fund

Standish Tax-Sensitive Equity Fund                          0.50%

Standish Tax-Sensitive Small Cap                            0.80%
Equity Fund

Standish World High Yield Fund**                            0.50%


*     As of June 1, 2001.

** These Funds are feeder funds in the master-feeder structure and do not pay advisory fees directly. Instead, these Funds bear pro rata the costs of the advisory fee paid by their corresponding master funds, the rate of which is set forth in this Exhibit.

--------------------------------------------------------------------------------

                                    EXHIBIT C

                 Dollar Amount of Investment Advisory Fees Paid

--------------------------------------------------------------------------------

                                  For the Fiscal Year Ended September 31, 2000
                                                     (000s)
                               ----------------------------------------------------
                                                                                                     Most Recent
                                                                                                       Date of
                                                                                                     Shareholder
                                                                                                     Approval of
                                                  Advisory Fees                                        Existing
                                   Gross          Waived and/or                                       Investment
                                 Advisory            Expense          Net Advisory     Net Assets      Advisory
                               Fees Paid to     Reimbursement by      Fees Paid to       as of        Agreement
            Fund                 Standish           Standish            Standish       _________     and Purpose
-----------------------------  --------------   ------------------    --------------  -------------  -------------
Standish Select Value Fund*
Standish Select Value Asset
Fund*
Standish Small
Capitalization Equity Fund
Standish Small Cap Growth
Fund*
Standish Small Cap Value
Fund
Standish Tax-Sensitive
Small Cap Equity Fund
Standish Tax-Sensitive
Equity Fund
Standish International
Equity Fund(1)
Standish International
Small Cap Fund(1)
Standish Intermediate Tax
Exempt Bond Fund
Standish Massachusetts
Intermediate Tax Exempt
Bond Fund


------------------------------
(1) On October 31, 2000, Standish replaced SIMCO, a wholly owned subsidiary of Standish, as the investment adviser to each Fund. There was no change in investment personnel or portfolio managers for each Fund as a result of the substitution of Standish for SIMCO. Accordingly, for the fiscal year ended September 31, 2000 for the Standish International Equity Fund and Standish International Small Cap Fund, the figures provided for advisory fees paid and waived represent amounts paid to or waived by SIMCO.

* These Funds are feeder funds in the master-feeder structure and do not pay advisory fees directly. Instead, these Funds bear pro rata the costs of the advisory fee paid by their corresponding master funds, the costs of which are set forth in this Exhibit.

                                   For the Fiscal Year Ended December 31, 2000
                                                     (000s)
                               ----------------------------------------------------
                                                                                                     Most Recent
                                                                                                       Date of
                                                                                                     Shareholder
                                                                                                     Approval of
                                                  Advisory Fees                                        Existing
                                   Gross          Waived and/or                                       Investment
                                 Advisory            Expense          Net Advisory     Net Assets      Advisory
                               Fees Paid to     Reimbursement by      Fees Paid to       as of        Agreement
            Fund                 Standish           Standish            Standish       _________     and Purpose
-----------------------------  --------------   ------------------    --------------  -------------  -------------
Standish Fixed Income Fund*
Standish High Grade Bond
Fund
Standish Short-Term Asset
Reserve Fund*
Standish Controlled
Maturity Fund
Standish Opportunistic High
Yield Fund(1)
Standish International
Fixed Income Fund(3)
Standish Global Fixed
Income Fund(3)*
Standish World High Yield
Fund(3)*
Standish International
Fixed Income Fund II(3)
Standish Opportunistic
Emerging Markets Debt Fund(2)


------------------------------
(1)   Commenced operations on March 1, 2001.
(2)   Commenced operations on March 1, 2001
(3) On October 31, 2000, Standish replaced SIMCO, a wholly owned subsidiary of Standish, as the investment adviser to each Fund. There was no change in investment personnel or portfolio managers for each Fund as a result fo the substitution of Standish for SIMCO. The advisory fees paid and waived by Standish include advisory fees paid or waived by SIMCO for the period January 1, 2000 through October 31, 2000.

* These Funds are feeder funds in the master-feeder structure and do not pay advisory fees directly. Instead, these Funds bear pro rata the costs of the advisory fee paid by their corresponding master funds, the costs of which are set forth in this Exhibit.

--------------------------------------------------------------------------------

                                    EXHIBIT D

              Additional Information Pertaining to Standish Mellon
                          Asset Management Company LLC

--------------------------------------------------------------------------------

      Standish-Mellon is a wholly owned subsidiary of Mellon. The following persons are trustees or officers of the Trust and directors, officers or employees of Standish-Mellon:


                        Position Held With         Position Held with
         Name                  Trust                Standish-Mellon
----------------------------------------------------------------------------
Edward H. Ladd           Trustee and Vice       Chairman, Office of the
                             President         Chairman, Chairman of the
                                                       Board and
                                                   Managing Director

Richard S. Wood        President and Trustee  Vice Chairman, Office of the
                                             Chairman and Managing Director

James E. Hollis           Executive Vice                Director
                             President

Anne P. Herrmann,       Vice President and         Vice President and
                             Secretary         Senior Fund Administration
                                                        Manager

Paul G. Martins         Vice President and     Vice President of Finance
                             Treasurer

Beverly E. Banfield       Vice President        Director and Compliance
                                                        Officer

Denise B. Kneeland        Vice President      Vice President and Manager,
                                                Mutual Funds Operations

Tami M. Pester            Vice President       Vice President, Assistant
                                                 Compliance Manager and
                                                   Compliance Officer

Rosalind J. Lillo         Vice President      Broker/Dealer Administrator

Deborah Rafferty-Maple    Vice President       Assistant Vice President,
                                                 Financial Planner and
                                                 Registered Investment
                                               Networks Marketing Manager

Lisa Kane                 Vice President      Assistant Vice President and
                                              Client Service Professional

Steven M. Anderson        Vice President      Assistant Vice President and
                                                Mutual Funds Controller

Cara E. Hultgren          Assistant Vice         Supervisor Mutual Fund
                             President                 Operations

Jonathan M. Windham       Assistant Vice          Performance Analyst
                             President

      The address of each of these persons is One Financial Center, Boston, Massachusetts 02111. The principal occupation of each of these persons will be as an employee of Standish-Mellon. Each of the persons listed above (who will become the principal executive officers and directors of Standish-Mellon upon consummation of the Transaction) hold the same positions with Standish, except for Messrs. Ladd and Wood. The positions of Chairman and Vice Chairman of the Office of the Chairman held by Messrs. Ladd and Wood, respectively, will be created upon consummation of the Transaction and do not exist at Standish.

Services Provided to the Trust by Affiliates of Standish-Mellon

      It is anticipated that SFD will provide the same services as the principal underwriter to the Funds following the Transaction as it currently does. SFD is a wholly owned subsidiary of Standish. The Funds do not pay a fee to, or otherwise compensate, SFD for its services.

Standish-Mellon's Portfolio Transaction Policy

      The portfolio transaction policy of Standish-Mellon will be the same as Standish's existing portfolio transaction policy. Standish-Mellon is responsible for making specific decisions to buy and sell securities for the Non-Feeder Funds and the Portfolios. Standish-Mellon is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, Standish-Mellon will consider the brokerage firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one brokerage firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if Standish-Mellon determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Non-Feeder Funds and the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge.

      Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Standish-Mellon in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by brokerage firms through which the Non-Feeder Funds and the Portfolios effect their securities transactions may be used by Standish-Mellon in servicing other accounts; not all of these services may be used by the adviser in connection with the Non-Feeder Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Non-Feeder Funds or the Portfolios under the investment advisory agreements will not be reduced as a result of Standish-Mellon's receipt of research services.

      Standish-Mellon also places portfolio transactions for other advisory accounts. Standish-Mellon will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Non-Feeder Funds or the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to Non-Feeder Funds or the Portfolios. In making such allocations, the main factors considered by Standish-Mellon will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

--------------------------------------------------------------------------------

                                    EXHIBIT E

              Additional Information Pertaining to Standish-Mellon

--------------------------------------------------------------------------------

Similar Funds

      Standish-Mellon serves as investment adviser to the Non-Feeder Funds and the Portfolios. The following table identifies other U.S. mutual funds which are advised or subadvised by Standish-Mellon that have similar investment objectives to the Funds described in this Proxy Statement and provides other information regarding the similar funds.

                                                                                                              Dollar Amount of
                                                                                    Advisory Fee Rates for      Advisory Fees
                                                                 Net Assets of        Similar Funds as a     Waived or Expenses
                                                              Similar Funds as of   Percentage of Average      Reimbursed for
           Fund                     Similar Fund(s)            December 31, 2000      Daily Net Assets          Similar Fund
    --------------------   --------------------------------   -------------------   ----------------------   ------------------

      Standish             PACE Municipal Fixed Income           51,174,923                 0.20%                   0.00
      Intermediate Tax     Investments
      Exempt Fund

      Standish Tax         Pitcairn Small Cap Growth Fund        53,321,535                 0.68%                   0.00
      Sensitive Small
      Cap Equity

      Standish High        Frank Russell Investment              164,029,722                0.13%                   0.00
      Grade Bond Fund      Company - Fixed I

      Standish Fixed       Frank Russell - Multi Strategy        180,864,656                0.13%                   0.00
      Income Fund          Bond Fund

      Standish High        Frank Russell - Diversified Bond      107,838,516                0.13%                   0.00
      Grade Bond Fund      Fund

      Standish Fixed       Frank Russell - Fixed III             140,939,454                0.13%                   0.00
      Income Fund

      Standish             Frank Russell - Tax Exempt Bond       63,898,372                 0.18%                   0.00
      Intermediate Tax     Fund
      Exempt Fund

      Standish             SEI Tax Exempt Trust -                875,110,550                0.15%                   0.00
      Intermediate Tax     Intermediate Term
      Exempt Fund

--------------------------------------------------------------------------------

                                    EXHIBIT F

--------------------------------------------------------------------------------

      As of the close of business on June 1, 2001, the shares outstanding of each Fund were as follows:

                                                           Number of Outstanding
               Fund                                         Shares of Each Fund
--------------------------------------------------------------------------------
Standish Controlled Maturity Fund

Standish Fixed Income Fund

Standish Global Fixed Income Fund

Standish High Grade Bond Fund

Standish Intermediate Tax Exempt Bond Fund

Standish International Equity Fund

Standish International Fixed Income Fund
(Institutional Class)

Standish International Fixed Income Fund
(Service Class)

Standish International Fixed Income Fund II

Standish International Small Cap Fund

Standish Massachusetts Intermediate Tax Exempt
Bond Fund

Standish Opportunistic Emerging Markets Debt Fund

Standish Opportunistic High Yield Fund

Standish Select Value Fund

Standish Select Value Asset Fund

Standish Short-Term Asset Reserve Fund

Standish Small Cap Growth Fund (Institutional Class)

Standish Small Cap Growth Fund (Service Class)

Standish Small Capitalization Equity Fund

Standish Small Cap Value Fund

Standish Tax-Sensitive Equity Fund

Standish Tax-Sensitive Small Cap Equity Fund

Standish World High Yield Fund

                           PRELIMINARY PROXY MATERIAL


--------------------------------------------------------------------------------

                                    EXHIBIT G

--------------------------------------------------------------------------------


      As of June 1, 2001, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of each Fund (or class thereof):


                                                  No. (and class)
Name and Address        Fund                      of shares owned     Percent (%)
----------------        ----                      ---------------     -----------

                     STANDISH, AYER & WOOD INVESTMENT TRUST

            [Arrow down] Please fold and detach card at
                          perforation before mailing. [Arrow down]

                                     NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                                   To be held July 30, 2001

      This proxy is solicited on behalf of the Board of Trustees of the Standish, Ayer & Wood Investment Trust. The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, Edward H. Ladd and Richard S. Wood, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of each series of Standish, Ayer & Wood Investment Trust (each, a "Fund"), to be held on July 30, 2001 at 2:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the matters set forth on the other side of this proxy card as described in the Notice of Special Meeting and accompanying Proxy Statement.

      The proxies will vote this proxy as directed by the undersigned or, if no direction is indicated, the proxies will vote this proxy "FOR" all of the proposals unless authority to do so is specifically withheld. This proxy also grants discretionary authority to the proxies to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                                    [Arrow down] Date ____________________, 2001

                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD, IN THE ENCLOSED ENVELOPE,
                                    WHETHER OR NOT YOU EXPECT TO ATTEND THE
                                    MEETING.

                                     ------------------------------------------

                                     ------------------------------------------

                                            Signature(s) and Title(s),

                                    Please sign exactly as your name appear
                                    hereon. If stock is held in the name of
                                    joint owners, each must sign.
                                    Attorneys-in-fact, executors,
                                    administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

             [Arrow down] Please fold and detach card at
                           perforation before mailing. [Arrow down]

     [Arrow down] Please fill in box(es) as shown using
                  black or blue ink or number 2 pencil. |X| [Arrow down]

                       PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE STANDISH, AYER & WOOD INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS SET FORTH BELOW. APPROVAL OF NEW ADVISORY AGREEMENTS ARE REQUIRED BECAUSE OF THE PROPOSED ACQUISITION OF STANDISH. APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCRASE IN ANY FUND'S OR PORTFOLIO'S ADVISORY FEE RATE. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item below.

If you own shares of any of the following Funds, please vote on Proposal 1: (1) High Grade Bond Fund, (2) Controlled Maturity Fund, (3) Intermediate Tax Exempt Bond Fund, (4) Massachusetts Intermediate Tax Exempt Bond Fund, (5) Opportunistic High Yield Fund, (6) Small Cap Value Fund, (7) Small Capitalization Equity Fund, (8) Tax-Sensitive Small Cap Equity Fund, (9) Tax-Sensitive Equity Fund, (10) International Equity Fund, (11) International Fixed Income Fund, (12) International Fixed Income Fund II, and (13) Opportunistic Emerging Markets Debt Fund only.
                                                         FOR   AGAINST   ABSTAIN
1. To approve a new investment advisory agreement        |_|     |_|       |_|
between each Fund and Standish Mellon Asset
Management Company LLC ("Standish-Mellon"), the successor to Standish, Ayer & Wood, Inc.
("Standish").

If you own shares of any of the following Funds, please vote on Proposal 2: (1) Fixed Income Fund, (2) Short-Term Asset Reserve Fund, (3) Select Value Fund, (4) Select Value Asset Fund, (5) Small Cap Growth Fund, (6) Global Fixed Income Fund, and (7) World High Yield Fund only.

                                                         FOR   AGAINST   ABSTAIN
2. To authorize each Fund in the master-feeder           |_|     |_|       |_|
structure to approve a new Investment advisory agreement between the corresponding Portfolio in which each Fund invests all of its investible assets and Standish-Mellon.

3. To consider any other business that may come before the Meeting.